UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2005

McKesson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13252	943207296
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

McKesson Plaza, One Post Street, San Francisco, California		94104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415-983-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement

Management Incentive Plan Awards

On May 24, 2005, the Compensation Committee of the Board of Directors of McKesson Corporation ("the Committee") approved cash awards pursuant to the terms of the Company’s Management Incentive Plan for the Fiscal Year ending March 31, 2005, to the following individuals, who will be designated as named executive officers of McKesson Corporation (the "Company")in the Company's 2005 Proxy Statement:

John Hammergren
Chairman, President and Chief Executive Officer - $2,200,000

Paul Julian
Executive Vice President, Group President - $775,000

Jeffrey Campbell
Executive Vice President and Chief Financial Officer - $550,000

Pamela Pure
Executive Vice President, President McKesson Provider Technologies - $525,000

Ivan Meyerson
Executive Vice President, General Counsel and Secretary - $400,000

Long Term Incentive Plan Awards Fiscal Years 2003-2005

Additionally the Committee authorized payments to those same individuals in accordance with the terms of the Company’s Long Term Incentive Plan and the awards granted thereunder for the three-year performance period consisting of Fiscal Years 2003-2005 as follows:

John Hammergren - $3,697,200
Paul Julian - $1,437,800
Jeffrey Campbell - $513,500
Pamela Pure - $410,800
Ivan Meyerson - $410,800

Long Term Incentive Plan Targets for Fiscal Years 2006-2008

Also at its meeting on May 24, 2005, the Committee determined that the performance measure under the Company’s Long Term Incentive Plan for the three-year performance period consisting of Fiscal Years 2006-2008 (the "2006-2008 LTIP") will be cumulative earnings per share for the three-year period, with a minimum payout equal to the average annual Business Scorecard results applicable to the executive officers under the Company’s Management Incentive Plan for each of Fiscal Years 2006, 2007 and 2008. The Committee further determined that the target awards of the executive officers named below under the 2006-2008 LTIP will be the amounts set forth next to their names. The actual amounts that will be awarded under the 2006-2008 LTIP in 2008 may be smaller or larger than the target awards, depending on the actual performance of the Company.

Target Awards

John Hammergren – $2,700,000
Paul Julian - $1,050,000
Jeffrey Campbell - $500,000
Pamela Pure - $300,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation

May 27, 2005	By:	Ivan D. Meyerson

Name: Ivan D. Meyerson
Title: Executive Vice President, General Counsel and Secretary